                                                                   Exhibit 10.18


                             Consulting Agreement

   This agreement made effective the 1st day of  April, 1999


   BETWEEN:
                         ThinWeb Software Incorporated
                         Suite 101, Phase 3
                         6 Antares Drive
                         Ottawa, Ontario K2E 8A9

                         hereinafter referred to as the ("Client")


    AND:

                         J. S. Anthony & Co. Ltd.
                         158 Amelia Street
                         Toronto, Ontario M4X 1E7

                         hereinafter referred to as the ("Consultant")



   1.0 Services

   The Consultant shall provide guidance to Client (and any affiliates) on financing, business strategy and corporate development matters including to assist and represent the Client in financial negotiations, assist in locating suitable board structure and membership, assist in locating and negotiating with senior executive candidates, and such other similar activities as the Client may direct.

   Services of the Consultant shall be provided by James Anthony.


   2.0 Payment

   Consultant will be paid a monthly retainer of $5,000 (five thousand dollars) for performance of the services.

   All Consultant expenses pre-approved by the Client will be reimbursed through the Client's internal expense reimbursement process.

   3.0 Term

   This Agreement shall run month to month until terminated by either party upon 30 day's notice.


   4.0 Proprietary Information

   The Consultant will maintain all information obtained directly or indirectly as a consequence of performing the Services in confidence, whether such information is supplied by Client or has been created by the Consultant in the course of its activities relating to the Services.

   The Consultant will not, without Client' prior written consent, disclose such information to others nor make any use of such information except hereunder.


   In signing this Agreement, the parties have caused this Agreement to be executed by their authorized representatives on the dates noted below:



   Client                                   Consultant



By:                                      By:
   ------------------------------------     ------------------------------------
     Authorized Signature                     Authorized Signature

     James Cappadocia                         James Anthony
   ------------------------------------     ------------------------------------
     Typed or Printed Name                    Typed or Printed Name

     President and Chief Executive            Principal
     Officer
   ------------------------------------     ------------------------------------
     Title                                    Title

     March    , 2000                          March   , 2000
   ------------------------------------     ------------------------------------
     Date                                     Date